UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36347	11-246169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

On May 14, 2020, A-Mark Precious Metals, Inc. (“A-Mark”) entered into a letter agreement with Brian Aquilino, setting forth the terms of his promotion to Chief Operating Officer (the “COO”), effective March 9, 2020 (the “Effective Date”.)

Key terms of the letter agreement:

•	The COO will be employed in that capacity from the Effective Date through June 30, 2023.
•	Salary will be $275,000 per year during the employment term.
•

The agreement provides to the COO an opportunity to earn an annual bonus for A-Mark’s 2020 fiscal year with a targeted amount equal to 25% of salary, and an annual bonus (the “Performance Bonus”) for A-Mark’s 2021 fiscal year, 2022 fiscal year and 2023 fiscal year with a targeted amount equal to 50% of salary for the fiscal year.  The annual bonus for fiscal 2020, if any, will be determined in the discretion of the Compensation Committee of the Board of Directors.  Each Performance Bonus, if any, will be based on the extent to which performance goals established by A-Mark for each fiscal year have been met. Those performance goals will be based on the COO’s individual performance and the performance of A-Mark.

•	The COO will be entitled to participate in any and all medical insurance, group health, disability insurance and other benefit plans that are made generally available by A-Mark to senior executives.
•	Under the letter agreement, on the Effective Date the COO received the following compensation:
•

30,000 options to purchase A-Mark common stock.  The options are non-qualified stock options with a maximum term of ten years.  The stock options have an exercise price of $9.28 per share, the closing price of A-Mark common stock on March 8, 2020, and will vest and become exercisable on June 30, 2023, subject to the COO’s continuous employment through that date.  The stock option is subject to accelerated vesting in specified circumstances.

•	$25,000.

Item 9.01.     Exhibits

(d) Exhibits:

Exhibit Number	Description

10.1 *	Terms of Employment as Chief Operating Officer, dated May 14, 2020

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020

A-MARK PRECIOUS METALS, INC.

By:	/s/ Carol Meltzer
Name:	Carol Meltzer
Title:	General Counsel and Secretary